Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jerash Holdings (US), Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2019, (the “Report”), I, Choi Lin Hung, Chairman, Chief Executive Officer, President and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Choi Lin Hung
Choi Lin Hung
Chairman, Chief Executive Officer, President and Treasurer
(Principal Executive, Financial and Accounting Officer)
November 12, 2019